UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2015

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-173040	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9400 Toledo Way
Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

The Board of Directors of Ener-Core, Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), as well as the Company’s authorized shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), of which no shares are issued and outstanding (together, the “Stock”), at a ratio of 1-for-50 (the “Reverse Stock Split”). On July 7, 2015, the Company issued a press release announcing the Reverse Stock Split and FINRA’s approval thereof. The Company anticipates that the Reverse Split will be effective as of 12:01 a.m. Eastern Time on July 8, 2015 (the “Effective Date”). A copy of the press release is filed herewith as Exhibit 99.1.

Reasons for the Reverse Stock Split

The Company will effect the Reverse Stock Split in connection with its application to list its Common Stock on a national securities exchange. As of the date of this report, the Common Stock is quoted for trading on the OTCQB tier of the OTC Market and has not been approved for listing on any other securities exchange, and any such listing may never occur. The Company’s proposed listing on a national securities exchange is subject to review by such exchange and dependent upon the Company satisfying all relevant quantitative and qualitative listing criteria of such exchange. As such, there can be no assurance that such exchange will approve the Company’s application for listing.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split became effective with FINRA as of the close of business on July 7, 2015 and the Common Stock will begin trading on a split-adjusted basis at the open of business on the Effective Date. On the Effective Date, the trading symbol for the Common Stock will change to “ENCRD” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “ENCR.” In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 29272A 206.

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to: (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split divided by (ii) 50. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split, determined at the beneficial owner level by share certificate. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

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Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 50 and multiplying the exercise or conversion price thereof by 50, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding to the nearest whole share. Such proportional adjustments will also be made to the number of shares and restricted stock units issued and issuable under the Company’s equity compensation plans.

Certificated and Non-Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, VStock Transfer, LLC (“VStock”), at the address set forth below. VStock will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder. VStock can be contacted at (212) 828-8436.

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Nevada State Filing. The Company effected the Reverse Stock Split pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada on July 6, 2015, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. The Certificate will become effective at 12:01 a.m. Eastern Time on the Effective Date. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effect the Reverse Stock Split without stockholder approval if (i) both the number of authorized shares of the Stock and the number of issued and outstanding shares of the Stock are proportionally reduced as a result of the Reverse Stock Split, (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with such requirements.

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Capitalization. As of July 1, 2015, the Company was authorized to issue 200,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock, there were 123,193,755 shares of Common Stock and no shares of Preferred Stock issued and outstanding. As a result of and immediately following the effect of the Reverse Stock Split, the Company will be authorized to issue 4,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, there will be approximately 2,463,919 shares of Common Stock and no shares of Preferred Stock issued and outstanding (subject to adjustment due to the treatment of fractional shares). The Reverse Stock Split will have no effect on the par value of the Stock.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Stock will be substantially unaffected by the Reverse Stock Split.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of these provisions, and include statements regarding the proposed Effective Date of the Reverse Split. Any forward-looking statements contained herein are based on current expectations, and are subject to a number of risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Additional risk factors are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and other filings the Company makes with the Securities and Exchange Commission, including quarterly reports on Form 10-Q and current reports on Form 8-K. All forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Company as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Certificate of Change of Ener-Core, Inc., dated July 6, 2015
99.1	Press Release of Ener-Core, Inc., dated July 7, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.
Dated: July 8, 2015

	By:	/s/ Domonic J. Carney
Domonic J. Carney Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Change of Ener-Core, Inc., dated July 6, 2015
99.1	Press Release of Ener-Core, Inc., dated July 7, 2015

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